Exhibit 10.10

Dated the 10th of April 2017

19th SUPPLEMENTAL AGREEEMENT

Relating to the

REVENUE SHARING AGREEMENT

DATED 25th FEBRUARY 2013

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THIS SUPPLEMENTAL AGREEMENT is dated the 10th of April, 2017 and made between:

1	Each of the Parties listed in Schedule I hereto (together the “Current Members”);

2	C TRANSPORT HOLDING LTD., a Company incorporated in the Bermuda, having its registered office at Clarendon House, 2 Church Street, Hamilton, Bermuda (the “Manager”); and

3	GOODBULK LTD. of at Clarendon House, 2 Church Street, Hamilton, Bermuda (the “New Member”).

WHEREAS:

(A)	this Agreement is supplemental to a Revenue Sharing Agreement dated 25lh February, 2013, as amended or supplemented from time to time (the “Principal Agreement”) made between the current Members and the Manager, here attached as Schedule 3, whereby the Current Members agreed (inter alia) to employ the Member Vessels (as defined in the Principal Agreement) within the Principal Agreement;

(B)	Pursuant to the provisions of clause 3.3 of the Principal Agreement, the Current Members have, subject to the terms set out in this Agreement and with effect as from the Effective Date as defined in clause 1.2, agreed to permit M.V. “Aquakula” to become Member Vessel and to admit the New Member into the Principal Agreement;

(C)	this Agreement sets out the terms and conditions upon which the Current Members and the Manager shall permit the M.V. “Aquakula” (as well as any future vessel that the New Member may include) to become Member Vessel with effect as from the Effective Date and shall admit the New Member into the Principal Agreement, on the terms of the Principal Agreement as amended from time to time.

NOW IT IS HEREBY AGREED as follows:

1.           Definitions

1.1         Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2         Definitions

In this Agreement, unless the context otherwise requires:

“Effective Date” means the 18lh of April 2017 for the M.V. “Aquakula”, provided that the Manager has received the documents and evidence specified in clause 5 herein and Schedule 2 in a form and substance satisfactory to it within the 30th of April, 2017; and

2

“New Vessel” means M.V. “Aquakula” owned by the New Member and/or in the disponent Ownership of the New Member.

1.3         Principal Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.4         Headings

Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.5         Construction of certain terms

Clause 1.3 of the Principal Agreement shall apply to this agreement (mutatis mutandis) as if set out herein and as if references therein to “this Agreement” were references to this Agreement.

2.          Consent of Current Members and the Manager

The Current Members and the Manager agree with the New Member that, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, subject to fulfillment of the conditions contained in clause 5 herein and schedule 2 herein, the Current Members and the Manager shall with effect on and from the Effective Date agree to:

•	employ the New Vessels in the Principal Agreement as from the Effective Date; and

•	admit the New Member as a member of the Principal Agreement as from the Effective Date.

3.           Assumption of liability and obligations

3.1         Additional party

It is hereby agreed that, with effect from the Effective Date, the New Member shall be, and is hereby made, an additional party to the Principal Agreement and the Principal Agreement shall henceforth be construed in all respects as if references to the “Members” included reference to the New Member in addition to the Current Members.

3.2         Assumption of Liability

The New Member hereby agrees with the Current Members and the Manager that, as and with effect from the Effective Date, it shall, severally with the

Current Members (and proportionally with their participation percentages as per the Revenue Sharing Key), assume and duly and punctually perform all the liabilities and obligations whatsoever from time to time to be performed or discharged by the Members under the Principal Agreement and shall be bound by the terms of the Principal Agreement as if the New Member had at all times been named therein as a Member. For the avoidance of doubt, the New Member shall, in relation to the New Vessels (and any other Member Vessel which it may subsequently enter into the Principal Agreement) comply with all obligations of the Principal Agreement relating to the Member Vessels including, without limitation, under clause 3.1 of the Principal Agreement.

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4.          Amendments to Principal Agreement

4.1         Amendments

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended in accordance with the following provisions (and the Principal Agreement, as so amended, will continue to be binding upon the Current Members and the Manager and the New Member upon such terms as so amended):

a)  by construing all references to “Members” (as defined in the Principal Agreement) as including reference to the New Member; and

b)  by construing all references to “Member Vessel” or "Member Vessels" (as defined in the Principal Agreement) as including the New Vessels.

4.2         Continued force and effect

Save as amended by this Agreement, the provisions of the Principal Agreement shall continue in full force and effect and the Principal Agreement and this Agreement shall be read and construed as one instrument.

5.           Conditions

5.1         Documents and evidence

The consent of the Current Members and the Manager referred to in clause 2 herein shall be subject to the reccipt by the Manager of the documents and evidence specified in Schedule 2 in form and substance satisfactory to the Manager.

5.2         Waiver of conditions precedent

The conditions specified in this clause 5 are inserted solely for the benefit of the Current Members and the Manager and may be waived by the Current Members and the Manager in whole or in part with or without conditions.

6.          Replacement of a Current Member

The Current Members hereby agree that, as and with effect as from the Effective Dale, CCI Sabulum III Co. Pte. LTD. shall be and is hereby substituted by Castleton Commodities Shipping Co. Pte. Ltd. as a Current Member to the Principal Agreement.

Castleton Commodities Shipping Co. Pte. Ltd. hereby agrees with the Current Members that, as and with effect as from the Effective Date, Castleton Commodities Shipping Co. Pte. Ltd. shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Principal Agreement in all respects as if Castleton Commodities Shipping Co. Pte. Ltd. was (and had at all times been) named in the Principal Agreement instead of CCI Sabulum III Co. Pte. LTD.

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7.           Miscellaneous and notices

6.1         Notices

The provisions of clause 17 of the Principal Agreement shall extend and apply to the giving or making of notices or demands hereunder as if the same were expressly stated herein and for this purpose any notices to be sent to the New Member shall be sent to the New Member at:

c\o C Transport Maritime SAM

7 Rue du Gabian

98000 Principality of Monaco

Att : Luigi Pulcini

6.2        Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

7.           Applicable law

This Agreement is governed by and shall be construed in accordance with English law and the Arbitration provisions of the Principal Agreement shall apply to this Agreement mutatis mutandis.

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Schedule 1

Part 1 - Names and addresses of the Current Members

•	DRY BULK HANDY HOLDING INC. of Paseo del Mar and Pacific Avenues, Costa del Este, MMG Tower, 23rd. Floor (c/o Morgan & Morgan) Panama City, Republic of Panama (hereinafter referred to as "DBHH" in this Schedule)
•	DRY BULK ARGENTINA INC. of Pasco del Mar and Pacific Avenues, Costa del Este, MMG Tower, 23rd. Floor (c/o Morgan & Morgan), Panama City, Republic of Panama (hereinafter referred to as "DBA" in this Schedule)
•	TRITON TRADING & TRANSPORTATION CO. LTD., of 80 Broad Street, Monrovia, Liberia (hereinafter referred to as "TRITON" in this Schedule)
•	BOCIMAR INTERNATIONAL N.V., of De Gerlachekaai 20, 2000 Antwerpen, Belgium (hereinafter referred to as "BOCIMAR" in this Schedule)
•	KUMIAI NAVIGATION (PTE) LTD, of 1 Raffles Place, #27-62 One Raffles Place Singapore 048616 (hereinafter referred to as “KUMIAI” in this Schedule)
•	BOCIMAR HONG KONG LIMITED of Room 3206 32nd Floor, Lippo Center Tower Two, No. 89 Queensway Hong Kong (hereinafter referred to as “BOCIMAR HONG KONG” in this Schedule)
•	C TRANSPORT MARITIME LTD. of Clarendon House, 2 Church Street, P.O. Box HM 666 Hamilton HM CX Bermuda (hereinafter referred to as “CTM Bermuda” in this Schedule)
•	IONIC HOLDING INC. of c/o The Trust Company of the Marshall Islands, Ajeltake Road, Ajcltake Island, Majuro, Marshall Islands (hereinafter referred to as “IONIC” in this Schedule)
•	AMPHITRITE SHIPPING & TRADING CO. LTD., of 80 Broad Street, Monrovia, Liberia (hereinafter referred to as “Amphitrite” in this Schedule).
•	CBC HOLDING LTD., of 198 Old Bakery Street, VLT 1455, Valletta, Malta (hereinafter referred to as “CBC HOLDING LTD.” in this Schedule)
•	KLEIMAR N.V., of Suikerrui 5, Antwerp, Belgium (hereinafter referred to as “KLEIMAR” in this Schedule)
•	NAUTICAL BULK HOLDING LTD. of Clarendon House, 2 Church Street, P.O. Box HM 666 Hamilton HM CX Bermuda (hereinafter referred to as “Nautical Bulk” in this Schedule)
•	SPV 8 LLC. of Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands (hereinafter referred to as “SPV 8” in this Schedule)
•	MATISSE SHIPPING CORPORATION of Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands (hereinafter referred to as “MATISSE” in this Schedule)
•	SPV 6 LLC. of Ajcltake Road, Ajeltake Island, Majuro, Marshall Islands (hereinafter referred to as “SPV 6” in this Schedule)

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•	DRYLOG BULKCARRIERS LTD. of Commerce House, Wickhams Cay I, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “DLBC” in this Schedule)
•	CASTLETON COMMODITIES SHIPPING CO. PTE. LTD. of One Raffles Place, 35-61 One Raffles Place, Tower Two, Singapore (hereinafter referred to as “CCI” in this Schedule)
•	GOLDEN OCEAN GROUP LTD. of 14 Par-la-Ville Road, Hamilton HM08, Bermuda (hereinafter referred to as “GOLDEN OCEAN” in this Schedule)
•	DEFENDER HOLDING LIMITED of 4 Canon’s Court, 22 Victoria Street, Hamilton HMI2, Bermuda (hereinafter referred to as "DEFENDER” in this Schedule)

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Part 2 - Member Vessels employed by Current Members

•	Bulk Costa Rica	(DBHH)
•	Bulk Patagonia	(DBHH)
•	Bulk Uruguay	(DBHH)
•	Bulk Ecuador	(DBHH)
•	Bulk Colombia	(DBHH)
•	Bulk Peru	(DBHH)
•	Bulk Guatemala	(DBHH)
•	Bulk Phoenix	(DBHH)
•	Bulk Atacama	(DBHH)
•	Bulk Honduras	(DLBC)
•	Bulk Bolivia	(DLBC)
•	CMB Chikako	(BOCIMAR HONG KONG)
•	CMB Coralie	(BOCIMAR HONG KONG)
•	Indigo Flora	(BOCIMAR HONG KONG)
•	St George	(MATISSE)
•	St Paul	(MATISSE)
•	KN Future	(KUMIAI)
•	Ionic Storm	(IONIC)
•	Ionic Spirit	(IONIC)
•	Ionic Unicorn	(IONIC)
•	Navios Vega	(Kleimar N.V.)
•	Navios La Paix	(Kleimar N.V.)
•	Navios Mercury	(Kleimar N.V.)
•	Navios Hios	(Kleimar N.V.)
•	Navios Kypros	(Kleimar N.V.)
•	Navios Ulysses	(Kleimar N.V.)
•	Aquaprosper	(Amphitrite)
•	Navios Oriana	(CTM LTD)
•	Navios Venus	(CTM LTD)
•	Aquapride	(TRITON)
•	Red Azalea	(CBC HOLDING)
•	Red Cosmos	(CBC HOLDING)
•	Red Orchid	(CBC HOLDING)
•	Red Sakura	(CBC HOLDING)
•	Nautical Hillary	(NAUTICAL BULK)
•	Nautical Loredana	(NAUTICAL BULK)
•	Nautical Elizabeth	(NAUTICAL BULK)
•	Nautical Sif	(NAUTICAL BULK)
•	Nautical Runa	(NAUTICAL BULK)
•	Nautical Jennifer	(NAUTICAL BULK)
•	Nautical Marie	(NAUTICAL BULK)
•	Nautical Lucia	(NAUTICAL BULK)
•	Nautical Anne	(NAUTICAL BULK)
•	Nautical Alice	(NAUTICAL BULK)
•	Nautical Amethyst	(NAUTICAL BULK)
•	Nautical Aventurin	(NAUTICAL BULK)

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•	Queen Jhansi	(SPV 8 LLC)
•	Christinab	(SPV 6 LLC)
•	Lindsaylou	(SPV 2 LLC)
•	Loch Ness	(CCI)
•	Loch Nevis	(CCI)
•	Loch Shuna	(CCI)
•	Loch Crinan	(CCI)
•	Golden Christine	(GOLDEN OCEAN)
•	Golden Cecilie	(GOLDEN OCEAN)
•	Golden Virgo	(GOLDEN OCEAN)
•	Sage Caledonia	(DEFENDER HOLDING LIMITED)

Schedule 2

Documents and evidence required as conditions precedent (referred to in clause 5.1)

a)       Corporate authorisation

copies of resolutions of the New Member's board of directors and shareholders (shareholders’ resolution to be prepared if required under constitutional documents) approving the execution of this Agreement and the terms and conditions hereof and thereof and authorizing the signature, delivery and performance of this Agreement certified by an officer of the New Member:

(i)       being true and correct;

(ii)       being duly passed at meetings of the directors and of the shareholders (shareholders' resolution to be prepared if required under constitutional documents) of the New Member each duly convened and held;

(iii)       not having been amended, modified or revoked; and

(iv)       being in full force and effect

together with originals or certified copies of any powers of attorney (if necessary) issued by any party pursuant to such resolutions; and

b)       Revenue Sharing Key

the Revenue Sharing Key for the New Vessels to have been established;

c)       Information

the provision by the New Member to the Manager of such additional information, documents and evidence as the Manager or the New Members shall require to determine whether or not the New Vessels shall be accepted as Member Vessels.

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IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed as a Deed on the date first above written, such Agreement having effect as from the Effective Date.

THE NEW MEMBER

SIGNED, SEALED and DELIVERED	)
as a DEED	)
By J. M. Radziwill	)	/s/ J. M. Radziwill
for and on behalf of	)
GOODBULK LTD.	)
in the presence of. E. Nontanaro	)	/s/ E. Nontanaro

THE CURRENT MEMBERS

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Paolo Mondini	)	/s/ Paolo Mondini
for and on behalf of	)
MATISSE SHIPPING CORPORATION	)
in the presence of: G. Pratolongo	)	/s/ G. Pratolongo

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Maria Danezi	)	/s/ Maria Danezi
for and on behalf of	)
SPV 6 LLC.	)
in the presence of: E. Panaretou	)	/s/ E. Panaretou

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Maria Danezi	)	/s/ Maria Danezi
for and on behalf of	)
SPV 8 LLC.	)
in the presence of: E. Panaretou	)	/s/ E. Panaretou

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by	)	/s/ [Illegible]
for and on behalf of	)
KLEIMAR N.V.	)
in the presence of: G. Pavliore	)	/s/ G. Pavliore

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. Haranis	)	/s/ J. Haranis
for and on behalf of	)
DRY BULK HANDY HOLDING INC.	)
in the presence of:	)

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SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. Iliofoulos	)	/s/ J. Iliofoulos
for and on behalf of	)
DRY BULK ARGENTINA INC.	)
in the presence of: E. Nontanaro	)	/s/ E. Nontanaro

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by L. Puccini	)	/s/ L. Puccini
for and on behalf of	)
TRITON TRADING & TRANSPORTATION CO. LTD.	)
in the presence of: S. Faina	)	/s/ S. Faina

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by B. Timmermans	)	/s/ B. Timmermans
for and on behalf of	)
BOCIMAR INTERNATIONAL N.V.	)
in the presence of:	)

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by T. Kuroyanaga	)	/s/ T. Kuroyanaga
for and on behalf of	)
KUMIAI NAVIGATION (PTE LTD))
in the presence of:	)

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by B. Timmermans	)	/s/ B. Timmermans
for and on behalf of	)
BOCIMAR HONG KONG LIMITED	)
in the presence of:	)

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by L. Puccini	)	/s/ L. Puccini
for and on behalf of	)
C TRANSPORT MARITlME LTD.	)
in the presence of: S. Faina	)	/s/ S. Faina

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Andrew Wetter	)	/s/ Andrew Wetter
for and on behalf of	)
IONIC HOLDING INC.	)
in the presence of: Meredith Lingonr	)

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SIGNED, SEALED and DELIVERED	)
as a DEED	)
by T.S. Huxley	)	/s/ T.S. Huxley
for and on behalf of	)
CBC HOLDING LTD.	)
in the presence of: Cathy Yu	)	/s/ Cathy Yu

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. Sykes, Mark Doherty	)	/s/ J. Sykes	/s/ Mark Doherty
for and on behalf of	)
AMPHITRITE SHIPPING & TRADING CO. LTD.	)
in the presence of: E. Nontanaro	)	/s/ E. Nontanaro

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J.M. Petteran	)	/s/ J.M. Petteran
for and on behalf of	)
NAUTICAL BULK HOLDING LTD.	)
in the presence of: Anne Stallbing	)	/s/ Anne Stallbing

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by J. Haranis	)	/s/ J. Haranis
for and on behalf of	)
DRYLOG BULKCARRIERS LTD.	)
in the presence of: E. Nontanaro	)	/s/ E. Nontanaro

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Daniel F. Hynes, Executive Vice President	)	/s/ Daniel F. Hynes
for and on behalf of	)
CASTLETON COMMODITIES SHIPPING CO. PTE. LTD.	)
in the presence of: Duane K. Duclaux, Esq., Secretary	)	/s/ Duane K. Duclaux

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Sverre Syberg, Senior Chartering Manager	)	/s/ Sverre Syberg
for and on behalf of	)
GOLDEN OCEAN GROUP LTD.	)
in the presence of: Harald Thorsen, Senior Operation Manager	)	/s/ Harald Thorsen

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SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Mark Doherty	)	/s/ Mark Doherty
for and on behalf of	)
DEFENDER HOLDING LIMITED	)
in the presence of: Katarina Lagetar	)	/s/ Katarina Lagetar

THE EXITING MEMBER, REPLACED BY CASTLETON COMMODITIES

SHIPPING CO. PTE. LTD.

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by Luke S. Justus, Authorized Representative	)	/s/ Luke S. Justus
for and on behalf of	)
CCI Sabulum III Co. Pte. LTD.	)
in the presence of: Duane K. Duclaux, Esq.	)	/s/ Duane K. Duclaux

THE MANAGER

SIGNED, SEALED and DELIVERED	)
as a DEED	)
by L. Pulcini	)	/s/ L. Pulcini
for and on behalf of	)
C TRANSPORT HOLDING LTD.	)
in the presence of: S. Faina	)	/s/ S. Faina

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